LoCorr Spectrum Income Fund
Schedule of Investments
September 30, 2024 (Unaudited)

MASTER LIMITED PARTNERSHIPS - 23.6%	Units	Value
Chemicals - 1.9%
CVR Partners LP	20,553	$1,379,723

Coal - 1.2%
Alliance Resource Partners LP	34,516	862,900

Diversified Financial Services - 1.0%
Alliance Bernstein Holding LP	20,207	705,022

Gas - 1.6%
Global Partners LP	24,546	1,142,862

Investment Companies - 0.9%
Icahn Enterprises LP	49,581	670,335

Oil & Gas - 2.3%
Black Stone Minerals LP	63,568	959,877
Sunoco LP	12,119	650,548
		1,610,425

Oil & Gas Services - 2.9%
CrossAmerica Partners LP	47,160	977,155
USA Compression Partners LP	45,956	1,053,312
		2,030,467

Pipelines - 11.8%
Cheniere Energy Partners LP	30,010	1,462,087
Delek Logistics Partners LP	23,911	1,045,389
Energy Transfer LP(b)	107,981	1,733,095
Enterprise Products Partners LP	46,391	1,350,442
MPLX LP	15,925	708,025
Plains All American Pipeline LP	80,282	1,394,498
Western Midstream Partners LP	17,425	666,681
		8,360,217
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $13,505,489)		16,761,951

REAL ESTATE INVESTMENT TRUSTS - 20.5%	Shares	Value
AGNC Investment Corp.(b)	208,003	2,175,711
American Homes 4 Rent - Class A	19,063	731,829
Annaly Capital Management, Inc.	99,377	1,994,496
Apollo Commercial Real Estate Finance, Inc.	65,631	603,149
Brandywine Realty Trust	159,248	866,309
Camden Property Trust	5,538	684,109
Digital Realty Trust, Inc.	4,929	797,660
Gaming and Leisure Properties, Inc.	14,931	768,200
Global Net Lease, Inc.(b)	96,236	810,307
Iron Mountain, Inc.	5,908	702,048
Rithm Capital Corp.	80,427	912,847
Sabra Health Care, Inc.	47,245	879,229
Simon Property Group, Inc.	4,605	778,337
Starwood Property Trust, Inc.	51,375	1,047,023
Weyerhaeuser Co.	22,115	748,814
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $13,816,593)		14,500,068

COMMON STOCKS - 20.0%	Shares	Value
Diversified Financial Services - 1.0%
Artisan Partners Asset Management, Inc. - Class A	16,636	720,671

Energy-Alternate Sources - 1.0%
NextEra Energy Partners LP	26,388	728,837

Mining - 7.7%
Agnico Eagle Mines Ltd.	15,313	1,233,615
Barrick Gold Corp.(b)	108,252	2,153,132
Newmont Corp.	25,103	1,341,755
Rio Tinto PLC - ADR	9,645	686,435
		5,414,937

Oil & Gas - 1.9%
SandRidge Energy, Inc.	49,159	601,215
Viper Energy, Inc.	16,196	730,601
		1,331,816

Pipelines - 4.6%
Antero Midstream Corp.	61,983	932,844
Enbridge, Inc.	18,984	770,940
Hess Midstream LP - Class A	23,951	844,752
Kinetik Holdings, Inc.	15,587	705,468
		3,254,004

Transportation - 3.8%
FLEX LNG Ltd.	32,645	830,489
Frontline PLC	25,345	579,133
Genco Shipping & Trading Ltd.	35,098	684,411
SFL Corp Ltd.	52,459	606,951
		2,700,984
TOTAL COMMON STOCKS (Cost $12,808,815)		14,151,249

CLOSED END INVESTMENT TRUSTS - 13.6%	Shares	Value
FS Credit Opportunities Corp.	128,001	812,806
KKR Income Opportunities Fund	44,182	652,126
MainStay CBRE Global Infrastructure Megatrends Term Fund	56,241	838,553
Morgan Stanley Emerging Markets Debt Fund, Inc.	78,840	625,201
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	131,360	662,054
Nuveen Credit Strategies Income Fund	114,805	664,721
Nuveen Floating Rate Income Fund	85,564	754,674
Nuveen Preferred Income Opportunities Fund	70,603	569,766
Nuveen Variable Rate Preferred & Income Fund	36,084	683,431
Park Hotels & Resorts, Inc.	46,595	656,990
PIMCO Access Income Fund	40,947	680,949
PIMCO Dynamic Income Opportunities Fund	48,855	689,833
Templeton Emerging Markets Income Fund	119,936	699,227
Western Asset Diversified Income Fund	43,951	689,152
TOTAL CLOSED END INVESTMENT TRUSTS (Cost $9,201,585)		9,679,483

BUSINESS DEVELOPMENT COMPANIES - 9.4%	Shares	Value
Ares Capital Corp.	64,081	1,341,856
Blackstone Secured Lending Fund	44,031	1,289,668
FS KKR Capital Corp.	66,835	1,318,654
New Mountain Finance Corp.	71,919	861,590
Oaktree Specialty Lending Corp.	40,848	666,231
Sixth Street Specialty Lending, Inc.	57,809	1,186,819
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $6,357,003)		6,664,818

PREFERRED STOCKS - 4.1%	Shares	Value
Diversified Financial Services - 1.2%
FTAI Aviation Ltd., Series D, 9.50% to 06/15/2028 then 5 yr. CMT Rate + 5.16%, Perpetual	31,665	826,773

REITS - 2.9%
Annaly Capital Management, Inc.	–	$–
Series F, 9.85% (3 mo. Term SOFR + 5.25%), Perpetual	27,195	689,121
Series G, 9.03% (3 mo. Term SOFR + 4.43%), Perpetual	27,361	688,403
Chimera Investment Corp. Series B, 10.66% (3 mo. Term SOFR + 6.05%), Perpetual	27,829	690,438
		2,067,962
TOTAL PREFERRED STOCKS (Cost $2,508,781)		2,894,735

ROYALTY TRUSTS - 1.6%	Shares	Value
Oil & Gas - 1.6%
Kimbell Royalty Partners LP	68,881	1,108,295
TOTAL ROYALTY TRUSTS (Cost $979,826)		1,108,295

PUBLICLY TRADED PARTNERSHIPS - 1.2%	Shares	Value
Oil & Gas - 1.2%
TXO Partners LP	44,920	888,518
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $851,066)		888,518

TOTAL INVESTMENTS - 94.0% (Cost $60,029,158)		66,649,117
Money Market Deposit Account - 4.6% (a)		3,227,756
Other Assets in Excess of Liabilities - 1.4%(c)		973,839
TOTAL NET ASSETS - 100.0%		$70,850,712

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
CMT - Constant Maturity Treasury Rate
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate

(a)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.70%.

(b)	All or a portion of this security is held as collateral for options written. As of the reporting date, the value of this collateral is $3,810,517.
(c)	Includes deposits with broker for derivatives and securities sold short. As of the reporting date, the value of these assets total $401,690.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

LoCorr Spectrum Income Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Master Limited Partnerships	$16,761,951	$–	$–	$16,761,951
Real Estate Investment Trusts	14,500,068	–	–	14,500,068
Common Stocks	14,151,249	–	–	14,151,249
Closed End Investment Trusts	9,679,483	–	–	9,679,483
Business Development Companies	6,664,818	–	–	6,664,818
Preferred Stocks	2,894,735	–	–	2,894,735
Royalty Trusts	1,108,295	–	–	1,108,295
Publicly Traded Partnerships	888,518	–	–	888,518
Total Investments	$66,649,117	$–	$–	$66,649,117

Refer to the Schedule of Investments for further disaggregation of investment categories.